TABLE OF CONTENTS
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Summary                                       1
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Summary of Expenses                           3
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Financial Highlights                          5
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Investment Objectives, Policies and Risk
  Factors                                    14
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Investment Manager and Underwriter           33
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Dividends and Taxes                          37
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Net Asset Value                              38
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Purchase of Shares                           39
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Redemption or Repurchase of Shares           45
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Special Features                             49
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Performance                                  52
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Capital Structure                            54
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Appendix--Portfolio Composition              56
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This combined prospectus of the Kemper Income Funds contains information about each of the Funds that you should know before investing and should be retained for future reference. A Statement of Additional Information dated December 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Funds at the address or telephone number on this cover or the firm from which this prospectus was obtained.

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                     Kemper Logo

KEMPER

INCOME
FUNDS

PROSPECTUS December 30, 1997

KEMPER INCOME FUNDS
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048

This prospectus describes a choice of eight income investment portfolios managed by Zurich Kemper Investments, Inc.

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
KEMPER DIVERSIFIED INCOME FUND
KEMPER U.S. GOVERNMENT SECURITIES FUND
KEMPER HIGH YIELD FUND
KEMPER HIGH YIELD OPPORTUNITY FUND
KEMPER INCOME AND CAPITAL PRESERVATION FUND
KEMPER U.S. MORTGAGE FUND
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

Kemper U.S. Mortgage Fund and Kemper Short-Intermediate Government Fund are each a series of Kemper Portfolios. Kemper High Yield Fund and Kemper High Yield Opportunity Fund are each a series of Kemper High Yield Series.

KEMPER DIVERSIFIED INCOME FUND MAY AND KEMPER HIGH YIELD FUND AND KEMPER HIGH YIELD OPPORTUNITY FUND DO INVEST PRIMARILY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS.

KEMPER INCOME FUNDS
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES. The eight open-end, diversified, management investment companies or portfolios thereof (the "Funds") covered in this combined prospectus are as follows:

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND (the "Adjustable Rate Fund") seeks high current income consistent with low volatility of principal.

KEMPER DIVERSIFIED INCOME FUND (the "Diversified Fund") seeks a high current return.

KEMPER U.S. GOVERNMENT SECURITIES FUND (the "Government Fund") seeks high current income, liquidity and security of principal.

KEMPER HIGH YIELD FUND (the "High Yield Fund") seeks the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities which the Fund's investment manager considers consistent with reasonable risk.

KEMPER HIGH YIELD OPPORTUNITY FUND (the "Opportunity Fund") seeks total return through high current income and capital appreciation.

KEMPER INCOME AND CAPITAL PRESERVATION FUND (the "Income and Capital Fund") seeks as high a level of current income as is consistent with prudent investment management, preservation of capital and ready marketability of its portfolio.

KEMPER U.S. MORTGAGE FUND (the "Mortgage Fund") seeks maximum current return from U.S. Government securities.

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND (the "Short-Intermediate Government Fund") seeks, with equal emphasis, high current income and preservation of capital from a portfolio composed primarily of short and intermediate-term U.S. Government securities.

Each Fund may engage in options and financial futures transactions. The Diversified, High Yield, Income and Capital and Opportunity Funds each may invest a portion of its assets in foreign securities and engage in related foreign currency transactions. See "Investment Objectives, Policies and Risk Factors."

RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate. Investors should note that investments in high yield securities by certain Funds (principally the Diversified, High Yield and Opportunity Funds) entail relatively greater risk of loss of income and principal than investments in higher rated securities and market prices of high yield securities may fluctuate more than market prices of higher rated securities. Foreign investments by certain Funds involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. There are special risks associated with options, financial futures, foreign currency and other derivative transactions and there is no assurance that use of those investment techniques will be successful. The Opportunity Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value of any increase or decrease in the market value of the Fund's portfolio. The government guarantee of the U.S. Government securities in which certain Funds invest (principally the Adjustable Rate, Government, Mortgage and Short-Intermediate Government Funds) does not guarantee the market value of the shares of such Funds. Normally, the value of investments in U.S. Government securities, as with most debt securities, varies inversely with changes in interest rates. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. Each Fund provides investors with the option of purchasing shares in the following ways:

Class A Shares............................  Offered at net asset value plus a maximum sales charge of
                                            4.5% (3.5% for the Adjustable Rate and Short-Intermediate
                                            Government Funds) of the offering price. Reduced sales
                                            charges apply to purchases of $100,000 or more. Class A
                                            shares purchased at net asset value under the Large Order
                                            NAV Purchase Privilege may be subject to a 1% contingent
                                            deferred sales charge if redeemed within one year of
                                            purchase and a .50% contingent deferred sales charge if
                                            redeemed during the second year of purchase.
Class B Shares............................  Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.
Class C Shares............................  Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1%
                                            contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into
                                            another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and each investment thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Zurich Kemper Investments, Inc. ("ZKI") serves as investment manager for each Fund. ZKI is paid an investment management fee by each Fund based upon the average daily net assets of that Fund at an effective annual rate that differs for each Fund. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, is the sub-adviser for each of the Diversified, High Yield, Income and Capital and Opportunity Funds and is paid by ZKI a fee of .30% of the portion of the average daily net assets of that Fund allocated by ZKI to ZIML for management. ZIML is not expected to continue as sub-adviser after the closing of the acquisition of Scudder, Stevens & Clark, Inc. ("Scudder") by Zurich Insurance Company ("Zurich"). For further details see "Investment Manager and Underwriter." Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of ZKI, is principal underwriter and administrator for each Fund. For Class B shares and Class C shares, KDI receives a Rule 12b-1 distribution fee of .75 of 1% of average daily net assets. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under administrative services agreements with KDI. Each Fund pays an administrative services fee at the annual rate of up to .25 of 1% of average daily net assets of each class of the Fund, which KDI pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."

DIVIDENDS. Each Fund normally distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of that Fund, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

GENERAL. In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may make each Fund liable for any misstatement or omission in this prospectus regardless of the particular Fund to which it pertains.

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL     CLASS A               CLASS B             CLASS C
FUNDS)(1)                                               -------               -------             -------
Maximum Sales Charge on Purchases
  (as a percentage of offering price)..................         %(2)
                                                        3.5*/4.5      None                         None
Maximum Sales Charge on Reinvested Dividends...........     None      None                         None
Redemption Fees........................................     None      None                         None
Exchange Fee...........................................     None      None                         None
Deferred Sales Charge (as a percentage of redemption
  proceeds)............................................     None(3)   4% during the first        1% during
                                                                      year, 3% during the        the first
                                                                      second and third years,      year
                                                                      2% during the fourth and
                                                                      fifth years and 1% in
                                                                      the sixth year

* 3.5% APPLIES TO THE ADJUSTABLE RATE AND SHORT-INTERMEDIATE GOVERNMENT FUNDS ONLY.
---------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."
(2) Reduced sales charges apply to purchases of $100,000 or more. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."
(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."

                                 CLASS A SHARES

                                                                                INCOME                                SHORT-
ANNUAL FUND                     ADJUSTABLE                              HIGH      AND                              INTERMEDIATE
OPERATING EXPENSES                 RATE      DIVERSIFIED   GOVERNMENT   YIELD   CAPITAL   MORTGAGE   OPPORTUNITY    GOVERNMENT
(AS A PERCENTAGE OF AVERAGE NET    FUND         FUND          FUND      FUND     FUND       FUND        FUND           FUND
assets)                         ----------   -----------   ----------   -----   -------   --------   -----------   ------------
Management Fees...............      .55%         .56%          .41%      .53%     .53%       .50%        .65%           .55%
12b-1 Fees....................     None         None          None      None     None       None        None           None
Other Expenses(6).............      .70%         .47%          .37%      .35%     .44%       .46%       1.20%           .64%
                                   ----         ----          ----      ----     ----       ----        ----           ----
Total Operating Expenses......     1.25%        1.03%          .78%      .88%     .97%       .96%       1.85%          1.19%
                                   ====         ====          ====      ====     ====       ====        ====           ====

                                 CLASS B SHARES

ANNUAL FUND
                                                                                INCOME                                SHORT-
                                ADJUSTABLE                              HIGH      AND                              INTERMEDIATE
OPERATING EXPENSES                 RATE      DIVERSIFIED   GOVERNMENT   YIELD   CAPITAL   MORTGAGE   OPPORTUNITY    GOVERNMENT
(as a percentage of average net    FUND         FUND          FUND      FUND     FUND       FUND        FUND           FUND
assets)                         ----------   -----------   ----------   -----   -------   --------   -----------   ------------
Management Fees...............      .55%         .56%          .41%      .53%     .53%       .50%        .65%           .55%
12b-1 Fees(4).................      .75%         .75%          .75%      .75%     .75%       .75%        .75%           .75%
Other Expenses(6).............      .63%         .67%          .57%      .48%     .62%       .58%       1.33%           .72%
                                   ----         ----          ----      ----     ----       ----        ----           ----
Total Operating Expenses......     1.93%        1.98%         1.73%     1.76%    1.90%      1.83%       2.73%          2.02%
                                   ====         ====          ====      ====     ====       ====        ====           ====

---------------
(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although KDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."

                                 CLASS C SHARES

ANNUAL FUND
                                                                                INCOME                                SHORT-
                                ADJUSTABLE                              HIGH      AND                              INTERMEDIATE
OPERATING EXPENSES                 RATE      DIVERSIFIED   GOVERNMENT   YIELD   CAPITAL   MORTGAGE   OPPORTUNITY    GOVERNMENT
(as a percentage of average net    FUND         FUND          FUND      FUND     FUND       FUND        FUND           FUND
assets)                         ----------   -----------   ----------   -----   -------   --------   -----------   ------------
Management Fees...............      .55%         .56%          .41%      .53%     .53%       .50%        .65%           .55%
12b-1 Fees(5).................      .75%         .75%          .75%      .75%     .75%       .75%        .75%           .75%
Other Expenses(6).............      .58%         .54%          .52%      .43%     .58%       .46%       1.30%           .56%
                                   ----         ----          ----      ----     ----       ----        ----           ----
Total Operating Expenses......     1.88%        1.85%         1.68%     1.71%    1.86%      1.71%       2.70%          1.86%
                                   ====         ====          ====      ====     ====       ====        ====           ====

---------------
(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.
(6) "Other Expenses" have been estimated for the Opportunity Fund for the current fiscal year. These expenses include estimated interest expense of .60% of average net assets. Interest expense represents interest paid by the Opportunity Fund on borrowings for the purpose of making additional portfolio investments. Excluding interest expense, "Total Operating Expenses" would be for Class A, 1.25%, for Class B, 2.13%, and for Class C, 2.10%.

                                 CLASS A SHARES

                                              FUND                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                              ----                ------    -------    -------    --------
EXAMPLE
You would pay the following      Adjustable Rate                   $47       $ 73       $101        $181
expenses on a $1,000             Diversified                       $55       $ 76       $ 99        $165
investment, assuming (1) 5%      Government                        $53       $ 69       $ 86        $137
annual return and (2)            High Yield                        $54       $ 72       $ 92        $149
redemption at the end of each    Income and Capital                $54       $ 75       $ 96        $159
time period:                     Mortgage                          $54       $ 74       $ 96        $158
                                 Opportunity(7)                    $63       $101       $ --        $ --
                                 Short-Intermediate Government     $47       $ 71       $ 98        $174

                                 CLASS B SHARES

                                              FUND                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                              ----                ------    -------    -------    --------
EXAMPLE(8)
You would pay the following      Adjustable Rate                   $60       $ 91       $124        $192
expenses on a $1,000             Diversified                       $60       $ 92       $127        $183
investment, assuming (1) 5%      Government                        $58       $ 84       $114        $156
annual return and (2)            High Yield                        $58       $ 85       $115        $163
redemption at the end of each    Income and Capital                $59       $ 90       $123        $176
time period:                     Mortgage                          $59       $ 88       $119        $171
                                 Opportunity(7)                    $68       $115       $ --        $ --
                                 Short-Intermediate Government     $61       $ 93       $129        $194
You would pay the following      Adjustable Rate                   $20       $ 61       $104        $192
expenses on the same             Diversified                       $20       $ 62       $107        $183
investment, assuming no          Government                        $18       $ 54       $ 94        $156
redemption:                      High Yield                        $18       $ 55       $ 95        $163
                                 Income and Capital                $19       $ 60       $103        $176
                                 Mortgage                          $19       $ 58       $ 99        $171
                                 Opportunity(7)                    $28       $ 85       $ --        $ --
                                 Short-Intermediate Government     $21       $ 63       $109        $194

---------------
(7) For the Opportunity Fund, excluding interest expense discussed in footnote
    (6) above, expenses shown in the Example would be for Class A, $57 and $83, for Class B with redemption, $62 and $97, for Class B without redemption, $22 and $67, for Class C with redemption, $31 and $66, and for Class C without redemption, $21 and $66, respectively.
(8) Assumes conversion to Class A shares six years after purchase. The contingent deferred sales charge was applied as follows: 1 year (4%), 3 years (3%), 5 years (2%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

                                 CLASS C SHARES

                                 FUND                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 ----                             ------    -------    -------    --------
EXAMPLE(9)
You would pay the following      Adjustable Rate                   $29        $59       $102        $220
expenses on a $1,000             Diversified                       $29        $58       $100        $217
investment,
assuming (1) 5% annual return    Government                        $27        $53       $ 91        $199
and (2) redemption at the end    High Yield                        $27        $54       $ 93        $202
of each time period:             Income and Capital                $29        $58       $101        $218
                                 Mortgage                          $27        $54       $ 93        $202
                                 Opportunity(7)                    $37        $84       $ --        $ --
                                 Short-Intermediate Government     $29        $58       $101        $218
You would pay the following      Adjustable Rate                   $19        $59       $102        $220
expenses on the same             Diversified                       $19        $58       $100        $217
investment,
assuming no redemption:          Government                        $17        $53       $ 91        $199
                                 High Yield                        $17        $54       $ 93        $202
                                 Income and Capital                $19        $58       $101        $218
                                 Mortgage                          $17        $54       $ 93        $202
                                 Opportunity(7)                    $27        $84       $ --        $ --
                                 Short-Intermediate Government     $19        $58       $101        $218

---------------
(9) The contingent deferred sales charge was applied as follows: 1 year (1%), 3 years (0%), 5 years (0%) and 10 years (0%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables below show financial information for each Fund, except the Opportunity Fund, expressed in terms of one share outstanding throughout the period. The information in the table for each Fund is covered by the report of the Fund's independent auditors. The report for each Fund is contained in its Registration Statement and is available from that Fund. The financial statements contained in each Fund's 1997 Annual Report to Shareholders (except the Opportunity Fund) are incorporated herein by reference and may be obtained by writing or calling that Fund.

                              ADJUSTABLE RATE FUND

                                                                                                                     SEPTEMBER 1,
                                                                                 JULY 1 TO         YEAR ENDED          1987 TO
                                               YEAR ENDED AUGUST 31,             AUGUST 31,         JUNE 30,           JUNE 30,
                                     1997    1996   1995   1994   1993   1992       1991      1991    1990   1989        1988
CLASS A SHARES                       -----------------------------------------   ----------   --------------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                               $8.22   8.30   8.33   8.68   8.63    8.37      8.21       8.21   8.66    8.79       9.00
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Income from investment operations:
  Net investment income                .45   .46    .48    .34    .47      .63       .13        .79   .81      .87        .52
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  Net realized and unrealized gain
  (loss)                               .09   (.09)  (.04)  (.29)  .02      .22       .17        .02   (.41)   (.08)      (.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       .54   .37    .44    .05    .49      .85       .30        .81   .40      .79        .38
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
    income                             .45   .45    .47    .40    .44      .59       .14        .81   .78      .85        .49
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  Distribution from net realized
    gain                                --    --     --     --     --       --        --         --   .07      .07        .10
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                        .45   .45    .47    .40    .44      .59       .14        .81   .85      .92        .59
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $8.31   8.22   8.30   8.33   8.68    8.63      8.37       8.21   8.21    8.66       8.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):        6.75%  4.55   5.52   .59    5.87   10.56      3.62      10.33   4.85    9.64       4.29
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A):
Expenses                              1.25%  1.15   1.10   .93    .21      .28      1.09       1.07   1.37    1.41       1.51
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                 5.50%  5.49   5.76   3.96   5.44    7.02      9.45       9.62   9.60   10.10       8.63
---------------------------------------------------------------------------------------------------------------------------------

                                                              CLASS B                                CLASS C
                                                   YEAR ENDED                              YEAR ENDED
                                                   AUGUST 31,           MAY 31 TO          AUGUST 31,          MAY 31 TO
                                               1997    1996   1995   AUGUST 31, 1994   1997   1996   1995   AUGUST 31, 1994
CLASS B & C SHARES                             -------------------   ---------------   ------------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $8.23   8.31   8.32        8.37         8.24   8.32   8.33        8.37
------------------------------------------------------------------------------------   ------------------------------------
Income from investment operations:
  Net investment income                          .39   .40    .43          .07         .39    .40    .43          .08
------------------------------------------------------------------------------------   ------------------------------------
  Net realized and unrealized gain (loss)        .09   (.09)  (.04)       (.04)        .09    (.09)  (.04)       (.04)
------------------------------------------------------------------------------------   ------------------------------------
Total from investment operations                 .48   .31    .39          .03         .48    .31    .39          .04
------------------------------------------------------------------------------------   ------------------------------------
Less distribution from net investment income     .39   .39    .40          .08         .39    .39    .40          .08
------------------------------------------------------------------------------------   ------------------------------------
Net asset value, end of period                 $8.32   8.23   8.31        8.32         8.33   8.24   8.32        8.33
------------------------------------------------------------------------------------   ------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                  5.96%  3.79   4.84         .34         5.98   3.82   4.89         .47
------------------------------------------------------------------------------------   ------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                        1.93%  1.89   1.85        1.96         1.88   1.89   1.79        1.88
------------------------------------------------------------------------------------   ------------------------------------
Net investment income                           4.82%  4.75   5.01        3.36         4.87   4.75   5.07        3.52
------------------------------------------------------------------------------------   ------------------------------------

                                                                                       JULY 1 TO
                                            YEAR ENDED AUGUST 31,                      AUGUST 31,     YEAR ENDED JUNE 30,
                            1997      1996      1995      1994      1993      1992        1991       1991     1990     1989
ALL CLASSES               ----------------------------------------------------------   ----------   ------------------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)     $ 81,967    94,477   129,757   202,815   212,694   174,967     76,749     75,012   75,913   75,704
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                   249%      272       308       533       138       309        228        259      278      265
----------------------------------------------------------------------------------------------------------------------------

                          SEPTEMBER 1,
                            1987 TO
                            JUNE 30,
                              1988
ALL CLASSES               ------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)        59,054
------------------------
Portfolio turnover rate
(annualized)                    201
------------------------

(a) ZKI agreed to waive its management fee and to absorb certain other operating expenses of the Adjustable Rate Fund through December 31, 1992. Thereafter, these expenses were gradually reinstated through January 31, 1994. Without this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for Class A Shares would have been .99% and 3.90%, respectively, for fiscal 1994, .95% and 4.70%, respectively, for fiscal 1993, and .90% and 6.40%, respectively, for fiscal 1992.

                                DIVERSIFIED FUND

                                                                                  DEC. 1,                  THIRTEEN
                                                                                   1990         YEAR        MONTHS        YEAR
                                                                                    TO          ENDED        ENDED        ENDED
                                         YEAR ENDED OCTOBER 31,                  OCT. 31,     NOV. 30,     NOV. 30,     OCT. 31,
                            1997     1996     1995     1994    1993     1992       1991         1990         1989         1988
                            -------------------------------------------------    ---------    ---------    ---------    ---------
CLASS A SHARES
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
of period                   $5.99     5.98     5.77    6.23     5.65     5.47       4.14         5.48        6.06          6.10
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income       .46      .46      .55    .52       .59      .63        .60          .71         .39           .13
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  Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency            .01      .12      .16    (.45)     .58      .14       1.36        (1.34)        .10           .72
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                    .47      .58      .71    .07      1.17      .77       1.96         (.63)        .49           .85
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment
  income                      .50      .57      .50    .53       .59      .59        .63          .71         .40           .13
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                --       --       --     --        --       --         --           --          --           .02
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  Paid in surplus              --       --       --     --        --       --         --           --         .67           .74
---------------------------------------------------------------------------------------------------------------------------------
Total dividends               .50      .57      .50    .53       .59      .59        .63          .71        1.07           .89
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period                      $5.96     5.99     5.98    5.77     6.23     5.65       5.47         4.14        5.48          6.06
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT
  ANNUALIZED):               8.13%   10.27    12.90    1.02    21.60    14.59      50.58       (12.79)       8.59         15.30
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS (ANNUALIZED):
Expenses                     1.03%    1.03     1.09    1.12     1.10     1.19       1.21         1.15         .96           .97
---------------------------------------------------------------------------------------------------------------------------------
Net investment income        7.68%    7.72     9.43    8.81     9.74    11.02      13.41        14.32        6.76          3.08
---------------------------------------------------------------------------------------------------------------------------------

                                                           CLASS B                                       CLASS C
                                           YEAR ENDED OCT. 31,         MAY 31 TO         YEAR ENDED OCT. 31,        MAY 31 TO
                                          1997     1996    1995     OCTOBER 31, 1994    1997    1996    1995     OCTOBER 31, 1994
                                         -----------------------    ----------------    ---------------------    ----------------
CLASS B & C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $5.99    5.98     5.77           5.94         6.01    6.00     5.79                5.95
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     .40    .41       .49           .19          .42     .41       .50           .20
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                  .01    .12       .16          (.17)         .01     .12       .16          (.17)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .41    .53       .65           .02          .43     .53       .66           .03
---------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment
  income                                    .44    .52       .44           .19          .45     .52       .45           .19
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.96    5.99     5.98           5.77         5.99    6.01     6.00                5.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):             7.13%   9.23    11.87           .35          7.37    9.33    11.95           .55
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                                   1.98%   1.96     2.04          1.97          1.85    1.86     1.86          1.96
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      6.73%   6.79     8.48          8.01          6.86    6.89     8.68          8.02
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           DEC. 1,                  THIRTEEN
                                                                                            1990         YEAR        MONTHS
                                                                                             TO          ENDED        ENDED
                                             YEAR ENDED OCT. 31,                          OCT. 31,     NOV. 30,     NOV. 30,
                         1997       1996       1995       1994       1993       1992        1991         1990         1989
                       ---------------------------------------------------------------    ---------    ---------    ---------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of
period
(in thousands)         $861,543    778,752    754,222    738,014    328,512    244,620     227,625      179,154      284,497
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate (annualized)           347%       310        286        179         80         57          20           45          102
-----------------------------------------------------------------------------------------------------------------------------


                         YEAR
                         ENDED
                       OCT. 31,
                         1988
                       ---------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of
period
(in thousands)          371,758
---------------------
Portfolio turnover
rate (annualized)            16
---------------------

                                GOVERNMENT FUND

                                                                             YEAR ENDED OCTOBER 31,
                                               1997     1996    1995     1994     1993    1992    1991     1990    1989     1988
CLASS A SHARES
                                               ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
of year                                        $8.74    8.92     8.35     9.29    9.30    9.32     8.71    9.09     9.02     9.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .64    .63       .66      .67    .69     .78       .84    .85       .88      .93
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .06    (.17)     .56     (.97)   (.01)   (.02)     .61    (.38)     .09     (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .70    .46      1.22     (.30)   .68     .76      1.45    .47       .97      .85
---------------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .63    .64       .65      .64    .69     .78       .84    .85       .90      .96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $8.81    8.74     8.92     8.35    9.29    9.30     9.32    8.71     9.09     9.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                   8.41%   5.36    15.24    (3.37)   7.60    8.44    17.41    5.53    11.51     9.73
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                         .78%   .77       .72      .75    .65     .64       .63    .53       .49      .50
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                           7.34%   7.17     7.68     7.58    7.36    8.31     9.24    9.62     9.93    10.20
---------------------------------------------------------------------------------------------------------------------------------

                                                           CLASS B                                       CLASS C
                                           YEAR ENDED OCT. 31,         MAY 31 TO         YEAR ENDED OCT. 31,        MAY 31 TO
                                          1997     1996    1995     OCTOBER 31, 1994    1997    1996    1995     OCTOBER 31, 1994
CLASS B & C SHARES                        ----------------------    ----------------    ---------------------    ----------------

PER SHARE OPERATING PERFORMANCE:
                                          $8.73    8.91     8.34          8.67          8.75    8.93     8.35          8.67
Net asset value, beginning of period
------------------------------------------------------------------------------------    -----------------------------------------
Income from investment operations:
  Net investment income                     .56    .54       .58           .28          .56     .55       .60           .29
------------------------------------------------------------------------------------    -----------------------------------------
  Net realized and unrealized gain
  (loss)                                    .06    (.17)     .56          (.38)         .06     (.17)     .56          (.38)
------------------------------------------------------------------------------------    -----------------------------------------
Total from investment operations            .62    .37      1.14          (.10)         .62     .38      1.16          (.09)
------------------------------------------------------------------------------------    -----------------------------------------
Less distribution from net investment
  income                                    .55    .55       .57           .23          .55     .56       .58           .23
------------------------------------------------------------------------------------    -----------------------------------------
Net asset value, end of period            $8.80    8.73     8.91          8.34          8.82    8.75     8.93          8.35
------------------------------------------------------------------------------------    -----------------------------------------
TOTAL RETURN (NOT ANNUALIZED):             7.40%   4.36    14.18         (1.15)         7.42    4.40    14.33         (1.01)
------------------------------------------------------------------------------------    -----------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                                   1.73%   1.73     1.69          1.71          1.68    1.70     1.64          1.68
------------------------------------------------------------------------------------    -----------------------------------------
Net investment income                      6.39%   6.21     6.71          7.09          6.44    6.24     6.76          7.12
------------------------------------------------------------------------------------    -----------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                               1997        1996        1995        1994        1993        1992        1991
ALL CLASSES
                            ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year
(in thousands)              $3,642,027   4,163,157   4,738,415   4,941,451   6,686,735   6,683,092   5,544,095
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate           261%         391         362       1,000         550         569         695
--------------------------------------------------------------------------------------------------------------

                                 YEAR ENDED OCTOBER 31,
                                 1990        1989        1988
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of year
(in thousands)              4,565,689   4,540,382   4,403,110
--------------------------
Portfolio turnover rate           497         289         203
--------------------------

                                HIGH YIELD FUND

                                                                          YEAR ENDED SEPTEMBER 30,
                                           1997     1996     1995     1994    1993     1992     1991      1990     1989     1988
CLASS A SHARES
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year         $8.23     8.01     7.74    8.12     7.86     7.30     6.22      8.34     8.95     9.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .76      .76      .83     .73      .81      .85      .92      1.07     1.09     1.10
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .31      .23      .20    (.35)     .23      .54     1.15     (2.13)    (.58)     .09
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.07      .99     1.03     .38     1.04     1.39     2.07     (1.06)     .51     1.19
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income    .80      .77      .76     .76      .78      .83      .99      1.06     1.12     1.11
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain         --       --       --      --       --       --       --        --       --      .36
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                              .80      .77      .76     .76      .78      .83      .99      1.06     1.12     1.47
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $8.50     8.23     8.01    7.74     8.12     7.86     7.30      6.22     8.34     8.95
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):             13.69%   13.00    14.10    4.64    13.92    19.96    36.82    (13.83)    5.91    14.22
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                     .88%     .88      .90     .86      .80      .82      .85       .73      .67      .72
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                       9.18%    9.45    10.74    9.22    10.22    11.00    14.02     14.46    12.40    12.59
---------------------------------------------------------------------------------------------------------------------------------

                                                             CLASS B                                    CLASS C
                                                   YEAR ENDED           MAY 31 TO             YEAR ENDED              MAY 31 TO
                                                  SEPTEMBER 30,       SEPTEMBER 30,          SEPTEMBER 30,          SEPTEMBER 30,
CLASS B & C SHARES                            1997    1996    1995        1994           1997       1996    1995        1994
                                                 ------------------     -----------       -----------------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $8.22    8.00    7.73       7.96          8.24         8.02    7.75      7.96
--------------------------------------------------------------------------------      -------------------------------------
Income from investment operations:
  Net investment income                         .69     .69     .76        .23           .70          .69     .77       .25
--------------------------------------------------------------------------------      -------------------------------------
  Net realized and unrealized gain (loss)       .31     .23     .20       (.23)          .31          .23     .20      (.23)
--------------------------------------------------------------------------------      -------------------------------------
Total from investment operations               1.00     .92     .96         --          1.01          .92     .97       .02
--------------------------------------------------------------------------------      -------------------------------------
Less distribution from net investment income    .73     .70     .69        .23           .73          .70     .70       .23
--------------------------------------------------------------------------------      -------------------------------------
Net asset value, end of period                $8.49    8.22    8.00       7.73          8.52         8.24    8.02      7.75
--------------------------------------------------------------------------------      -------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                12.72%  12.02   13.09         --         12.88        12.06   13.13       .27
--------------------------------------------------------------------------------      -------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                       1.76%   1.77    1.77       1.80          1.71         1.71    1.71      1.74
--------------------------------------------------------------------------------      -------------------------------------
Net investment income                          8.30%   8.56    9.87       8.70          8.35         8.62    9.93      8.75
--------------------------------------------------------------------------------      -------------------------------------

                                                    YEAR ENDED SEPTEMBER 30,
                          1997        1996        1995        1994        1993        1992        1991
ALL CLASSES
                       ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
year (in thousands)    $4,939,302   4,096,939   3,527,954   3,152,029   1,957,524   1,953,509   1,673,161
---------------------------------------------------------------------------------------------------------
Portfolio turnover
rate (annualized)              91%        102          99          93         101          69          31
---------------------------------------------------------------------------------------------------------

                          YEAR ENDED SEPTEMBER 30,
                         1990        1989       1988
ALL CLASSES
                       ------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
year (in thousands)    1,183,943   1,552,762   978,310
---------------------------------------------------------------------------------------
Portfolio turnover
rate (annualized)             37          45        76
------------------------------------------------------------------------------------------------

                            INCOME AND CAPITAL FUND

                                                                               YEAR ENDED OCTOBER 31,
                                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
CLASS A SHARES
                                                                -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                 $ 8.46    8.62    7.91    8.97    8.34    8.22    7.70    8.22    8.53    8.44
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .57     .58     .61     .61     .63     .67     .74     .80     .84     .89
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .08    (.15)    .72   (1.03)    .62     .11     .53    (.52)   (.26)    .12
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .65     .43    1.33    (.42)   1.25     .78    1.27     .28     .58    1.01
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .57     .59     .62     .59     .62     .66     .75     .80     .89     .92
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --      --      --     .05      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                       .57     .59     .62     .64     .62     .66     .75     .80     .89     .92
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $ 8.54    8.46    8.62    7.91    8.97    8.34    8.22    7.70    8.22    8.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                        8.00%   5.17   17.47   (4.86)  15.48    9.83   17.26    3.60    7.13   12.67
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                              .97%    .96     .90     .94     .82     .82     .82     .73     .67     .69
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                6.75%   6.90    7.31    7.34    7.26    8.01    9.21   10.05   10.02   10.53
---------------------------------------------------------------------------------------------------------------------------------

                                                          CLASS B                                       CLASS C
                                              YEAR ENDED                                     YEAR ENDED
                                              OCTOBER 31,             MAY 31 TO              OCTOBER 31,            MAY 31 TO
          CLASS B & C SHARES             1997     1996    1995     OCTOBER 31, 1994     1997     1996    1995    OCTOBER 31, 1994
                                          ---------------------     ---------------      ---------------------    ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $ 8.43     8.59    7.90          8.16            8.45     8.61    7.90         8.16
------------------------------------------------------------------------------         --------------------------------------
Income from investment operations:
  Net investment income                    .49      .50     .51           .23             .49      .50     .53          .23
------------------------------------------------------------------------------         --------------------------------------
  Net realized and unrealized gain
  (loss)                                   .08     (.15)    .72          (.26)            .08     (.15)    .72         (.26)
------------------------------------------------------------------------------         --------------------------------------
Total from investment operations           .57      .35    1.23          (.03)            .57      .35    1.25         (.03)
------------------------------------------------------------------------------         --------------------------------------
Less distribution from net investment
  income                                   .49      .51     .54           .23             .49      .51     .54          .23
------------------------------------------------------------------------------         --------------------------------------
Net asset value, end of period          $ 8.51     8.43    8.59          7.90            8.53     8.45    8.61         7.90
------------------------------------------------------------------------------         --------------------------------------
TOTAL RETURN (NOT ANNUALIZED):            6.99%    4.20   16.12          (.45)           7.03     4.23   16.45         (.44)
------------------------------------------------------------------------------         --------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
Expenses                                  1.90%    1.93    1.81          1.92            1.86     1.90    1.78         1.89
------------------------------------------------------------------------------         --------------------------------------
Net investment income                     5.82%    5.93    6.40          6.72            5.86     5.96    6.43         6.75
------------------------------------------------------------------------------         --------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                 1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
ALL CLASSES
                                                  -------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in
thousands)                     $613,470   572,998   649,427   510,432   569,145   482,009   432,490   394,131   404,995   322,229
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate             164%       74       182       163       190       178       115       189        64        34
---------------------------------------------------------------------------------------------------------------------------------

                                 MORTGAGE FUND

                                               YEAR ENDED          AUGUST 1 TO
                                             SEPTEMBER 30,        SEPTEMBER 30,         YEAR ENDED JULY 31,         JANUARY 10 TO
              CLASS A SHARES                1997       1996           1995           1995      1994       1993      JULY 31, 1992
                                               -------------       ------------          ---------------------        -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $6.91      7.13           7.06           6.96       7.56      7.78          7.81
------------------------------------------
Income from investment operations:
  Net investment income                       .52       .49            .08           .53         .51      .62            .38
------------------------------------------
  Net realized and unrealized gain (loss)     .10      (.19)           .08           .09        (.59)     (.21)         (.03)
------------------------------------------
Total from investment operations              .62       .30            .16           .62        (.08)     .41            .35
------------------------------------------
Less distribution from net investment
  income                                      .52       .52            .09           .52         .52      .63            .38
------------------------------------------
Net asset value, end of period              $7.01      6.91           7.13           7.06       6.96      7.56          7.78
------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):               9.26%     4.28           2.23           9.48      (1.21)     5.52          4.76
------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                      .96%      .97            .94           .89         .99      .97            .94
------------------------------------------
Net investment income                        7.23%     6.98           6.87           7.77       7.00      8.22          8.73
------------------------------------------

                                        YEAR ENDED       AUGUST 1 TO
                                       SEPTEMBER 30,    SEPTEMBER 30,                      YEAR ENDED JULY 31,
           CLASS B SHARES             1997       1996       1995        1995    1994    1993   1992    1991   1990   1989    1988
                                         ------------    ------------         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  $6.91      7.12       7.05        6.96     7.56   7.77    7.25   7.25   7.61    7.58   8.01
------------------------------------
Income from investment operations:
  Net investment income                 .45      .44         .07        .47       .45   .57      .65   .64    .66      .72    .72
------------------------------------
  Net realized and unrealized gain
  (loss)                                .10      (.19)       .08        .09      (.59)  (.21)    .49   .01    (.36)    .07   (.33)
------------------------------------
Total from investment operations        .55      .25         .15        .56      (.14)  .36     1.14   .65    .30      .79    .39
------------------------------------
Less dividends:
  Distribution from net
  investment income                     .46      .46         .08        .47       .46   .57      .62   .65    .66      .76    .74
------------------------------------
  Distribution from net realized
  gain                                   --       --          --         --        --    --       --    --     --       --    .08
------------------------------------
Total dividends                         .46      .46         .08        .47       .46   .57      .62   .65    .66      .76    .82
------------------------------------
Net asset value, end of period        $7.00      6.91       7.12        7.05     6.96   7.56    7.77   7.25   7.25    7.61   7.58
------------------------------------
TOTAL RETURN (NOT ANNUALIZED):         8.17%     3.54       2.09        8.44    (2.00)  4.85   16.36   9.37   4.26   11.12   5.06
------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                               1.83%     1.80       1.79        1.75     1.79   1.75    1.86   2.03   1.99    1.98   1.98
------------------------------------
Net investment income                  6.36%     6.15       6.02        6.91     6.27   7.44    8.70   8.86   9.00    9.62   9.28
------------------------------------

                                 MORTGAGE FUND

                                                             YEAR ENDED           AUGUST 1 TO       YEAR ENDED
                                                            SEPTEMBER 30,        SEPTEMBER 30,       JULY 31,         MAY 31 TO
                     CLASS C SHARES                       1997        1996           1995              1995         JULY 31, 1994
                                                          -----------------      -------------      ----------      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $6.90        7.12           7.05             6.95             6.99
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     .46         .43            .07              .48              .07
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                   .10        (.19)           .08              .09             (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .56         .24            .15              .57              .03
---------------------------------------------------------------------------------------------------------------------------------
Less dividend from net investment income                    .46         .46            .08              .47              .07
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $7.00        6.90           7.12             7.05             6.95
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                             8.45%       3.47           2.10             8.65              .47
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                   1.71%       1.72           1.69             1.71             1.55
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      6.48%       6.23           6.12             6.95             6.46
---------------------------------------------------------------------------------------------------------------------------------

                                  YEAR ENDED          AUG. 1, 1995
                                   SEPT. 30,          TO SEPT. 30,                       YEAR ENDED JULY 31,
       ALL CLASSES             1997         1996          1995           1995        1994        1993        1992        1991
                                   ----------------     -----------   ----------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)       $2,497,825    2,960,135     3,493,052      3,528,329   4,158,066   5,639,097   5,602,682   4,879,832
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                       235%         391           249            573         963         551         376         498
--------------------------------------------------------------------------------------------------------------------------------


                                   YEAR ENDED JULY 31,
       ALL CLASSES            1990        1989         1988
                                   ----------------     -----------   -----------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)       5,178,159   6,193,674    6,332,021
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                      206         152          178
--------------------------------------------------------------------------------------------------------------------------------

                       SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                            AUGUST 1                                  JANUARY 10
                                                         YEAR ENDED            TO                                         TO
                                                        SEPTEMBER 30,     SEPTEMBER 30,      YEAR ENDED JULY 31,       JULY 31,
                                                       1997       1996        1995         1995    1994     1993         1992
CLASS A SHARES                                         ---------------    -------------    -----------------------    -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $7.89      8.08        8.09         8.11    8.63     8.65         8.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .51      .54          .09         .54     .48       .53          .29
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.07)     (.20)       (.01)        (.03)   (.44)    (.03)         .11
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .44      .34          .08         .51     .04       .50          .40
---------------------------------------------------------------------------------------------------------------------------------
Less dividends from:
  Distribution from net investment income                .53      .53          .09         .53     .45       .52          .34
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --       --           --          --     .11        --           --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                          .53      .53          .09         .53     .56       .52          .34
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $7.80      7.89        8.08         8.09    8.11     8.63         8.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                          5.80%     4.25        1.00         6.58    .41      6.01         4.87
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                1.19%     1.15        1.05         1.06    1.06     1.04          .95
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   6.61%     6.65        6.56         6.65    5.85     6.06         7.48
---------------------------------------------------------------------------------------------------------------------------------

                                                          AUGUST 1                                                    FEBRUARY 1
                                        YEAR ENDED           TO                                                           TO
                                       SEPTEMBER 30,    SEPTEMBER 30,               YEAR ENDED JULY 31,                JULY 31,
                                      1997       1996       1995        1995   1994    1993     1992    1991   1990      1989
CLASS B SHARES                        ---------------   -------------   -------------------------------------------   -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  $7.85      8.05       8.06        8.08   8.61    8.64      8.27   8.42   8.70       8.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .46      .46         .08        .47    .40      .45       .58   .69    .72         .36
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                               (.07)     (.20)      (.01)       (.03)  (.44)   (.02)      .36   (.14)  (.27)       .14
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        .39      .26         .07        .44    (.04)    .43       .94   .55    .45         .50
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                .47      .46         .08        .46    .38      .46       .57   .70    .72         .30
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain    --       --          --         --    .11       --        --    --    .01          --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                         .47      .46         .08        .46    .49      .46       .57   .70    .73         .30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $7.77      7.85       8.05        8.06   8.08    8.61      8.64   8.27   8.42       8.70
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):         5.11%     3.28        .87        5.68   (.48)   5.13     11.76   6.85   5.52       5.99
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                               2.02%     1.97       1.91        1.87   1.93    1.87      1.89   2.07   2.10       2.24
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                  5.78%     5.83       5.70        5.84   4.95    5.23      6.84   8.19   8.60       8.50
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                       SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                                                                 MAY 31
                                                                                  AUGUST 1 TO     YEAR ENDED       TO
                                                                YEAR ENDED       SEPTEMBER 30,     JULY 31,     JULY 31,
                                                              SEPTEMBER 30,          1995            1995         1994
                                                             1997       1996     -------------    ----------    --------
CLASS C SHARES                                               ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $7.86       8.06         8.06           8.08         8.09
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Income from investment operations:
  Net investment income                                        .47        .47          .09            .47          .07
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                            (.07)      (.20)        (.01)          (.03)        (.01)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .40        .27          .08            .44          .06
------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                      .48        .47          .08            .46          .07
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $7.78       7.86         8.06           8.06         8.08
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                                5.24%      3.36         1.00           5.73          .77
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                      1.86%      1.85         1.74           1.78         1.83
------------------------------------------------------------------------------------------------------------------------
Net investment income                                         5.94%      5.95         5.87           5.93         5.54
------------------------------------------------------------------------------------------------------------------------

                                      YEAR ENDED          AUGUST 1 TO
                                     SEPTEMBER 30,       SEPTEMBER 30,                     YEAR ENDED JULY 31,
                                   1997         1996         1995         1995      1994      1993      1992      1991      1990
ALL CLASSES                      ---------------------   -------------   --------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
  thousands)                     $171,400      204,021      239,619      246,248   266,640   283,249   191,716   104,279   51,741
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Portfolio turnover (annualized)       164%         180          173          597       916       339       120       180       89
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NOTES FOR ALL FUNDS:

Total return does not reflect the effect of any sales charges. The Adjustable Rate, Diversified, Government and Income and Capital Funds are separate Massachusetts business trusts. The Mortgage and Short-Intermediate Government Funds are separate portfolios of Kemper Portfolios, a Massachusetts business trust, and the High Yield and Opportunity Funds are separate portfolios of Kemper High Yield Series, a Massachusetts business trust. See "Capital Structure."

The Opportunity Fund (not shown above) commenced operations on October 1, 1997.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following information sets forth each Fund's investment objective and policies. Each Fund's returns and net asset value will fluctuate and there is no assurance that any Fund will achieve its objective.

ADJUSTABLE RATE FUND. The Adjustable Rate Fund seeks high current income consistent with low volatility of principal. Under normal market conditions, the Fund will, as a fundamental policy, invest at least 65% of its total assets in adjustable rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). See "Government Fund" below concerning U.S. Government Securities and the risks related to those securities, including the fact that the government guarantee of such securities in the Fund's portfolio does not guarantee the net asset value of the Fund's shares. The Fund is designed for the investor who seeks a higher yield than a stable price money market fund or an insured bank certificate of deposit and less fluctuation in net asset value than a longer-term bond fund; unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and, unlike an insured bank certificate of deposit, the Fund's shares are not insured. There is no assurance that the Fund will achieve its objective.

Adjustable rate securities bear interest at rates that adjust at periodic intervals in response to changes in market levels of interest rates generally. As the interest rates are reset periodically, yields on such securities will gradually align themselves to reflect changes in market interest rates. The adjustable interest rate feature of the securities in which the Fund invests generally will act as a buffer to reduce sharp changes in the Fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the Fund's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund's shares to fluctuate less dramatically than it would if the Fund invested in long-term, fixed rate securities. Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic adjustments in the interest rate resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on portfolio investments are adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Fund's net asset value will fluctuate as well.

The Fund may invest without limit in Mortgage-Backed Securities, as described under "Mortgage Fund" below. Mortgage-Backed Securities can have either a fixed rate of interest or an adjustable rate. Adjustable rate mortgage securities in which the Fund generally invests would have the same characteristics as described above with respect to adjustable rate securities. In addition, since most mortgage securities in the Fund's portfolio will generally have annual reset caps of 100 to 200 basis points (1-2%), fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed rate debt securities.

To help protect the value of the Fund's portfolio primarily from interest rate fluctuations, the Fund may engage in interest rate swaps and other swap-related products such as interest rate "caps" and "floors." The Fund will enter into these transactions normally to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. There is no assurance that these transactions will be successful. The Fund will not sell interest rate caps or floors that it does not own. See "Additional Investment Information--Interest Rate Swaps and Swap-Related Products" below.

The Fund may also invest up to 35% of its total assets in securities other than adjustable rate U.S. Government Securities including, without limitation, privately issued Mortgage-Backed Securities, commercial paper and other debt obligations of corporations and other business organizations, certificates of deposit, bankers' acceptances and time deposits and other debt securities such as convertible securities and preferred stocks. These securities will, at the time of purchase, be rated within the two highest grades (Aaa or Aa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA or AA) by Standard & Poor's Corporation ("S&P"), or will be non-rated but of comparable quality in the opinion of the investment manager.

The Fund also may invest in obligations collateralized by a portfolio or pool of mortgages, Mortgage-Backed Securities, U.S. Government Securities or other assets and may engage in options and financial futures transactions, securities lending, delayed delivery transactions and other portfolio strategies. See "Additional Investment Information" below.

Additional information concerning the Adjustable Rate Fund appears in the "Interest Rate Swaps, Caps and Floors" and "Additional Information--Adjustable Rate Securities" sections under "Investment Policies and Techniques" in the Statement of Additional Information.

DIVERSIFIED FUND. The Diversified Fund seeks high current return. The Fund pursues its objective by investing primarily in fixed income securities and dividend-paying common stocks and by writing options. Current return includes interest income, common stock dividends and any net short-term gains.

Investment in fixed income securities will include corporate debt obligations, U.S. and Canadian Government securities, obligations of U.S. and Canadian banking institutions, convertible securities, preferred stocks, and cash and cash equivalents, including repurchase agreements. Investment in equity securities will primarily be in dividend-paying common stocks. The percentage of assets invested in fixed income and equity securities will vary from time to time depending upon the judgment of the investment manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Fund may invest up to 50% of its total assets in foreign securities that are traded principally in securities markets outside the United States. Foreign securities present certain risks in addition to those presented by domestic securities, including risks associated with currency fluctuations, possible imposition of foreign governmental regulations or taxes adversely affecting portfolio securities and generally different degrees of liquidity, market volatility and availability of information. See "Special Risk Factors--Foreign Securities" below.

The Fund may invest without limit in high yield, fixed income securities, commonly referred to as "junk bonds," that are in the lower rating categories and those that are non-rated. The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund may invest normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

The Fund may also purchase options on securities and index options, purchase and sell financial futures contracts and options on financial futures contracts, engage in foreign currency transactions, engage in delayed delivery transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. Under normal market conditions, the Fund will invest at least 65% of its total assets in income producing investments. In periods of unusual market conditions, the Fund may, for defensive purposes, temporarily retain all or any part of its assets in cash or cash equivalents.

There are market and investment risks with any security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objective, the Fund will invest in fixed income securities based on the investment manager's analysis without relying on any published ratings. The Fund will invest in a particular fixed income security if in the investment manager's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. See "Special Risk Factors--High Yield (High Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.

Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that historic interest rates are indicative of rates that may prevail in the future. The values of fixed income securities in the Fund's portfolio will fluctuate depending upon market factors and inversely with current interest rate levels. The market value of equity securities in the Fund's portfolio will also fluctuate with market and other conditions.

GOVERNMENT FUND. The Government Fund seeks high current income, liquidity and security of principal by investing in obligations issued or guaranteed by the U.S. Government or its agencies, and by obtaining rights to acquire such securities. The Fund's yield and net asset value will fluctuate and there can be no assurance that the Fund will attain its objective.

The Fund intends to invest some or all of its assets in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type. These GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee and represent an interest in one or a pool of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer of these Certificates on the underlying mortgages.

The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates, and an assistant attorney general of the United States has rendered an opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit.

Mortgages included in single family residential mortgage pools backing an issue of GNMA Certificates have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates (such as the Fund) each month. Unscheduled prepayments of mortgages included in these pools occur as a result of the prepayment or refinancing of such mortgages by homeowners or as a result of the foreclosure of such mortgages. Such prepayments are passed through to the registered holders of GNMA Certificates with the regular monthly payments of principal and interest, which has the effect of reducing future payments on such Certificates. That portion of monthly payments received by the Fund which represents interest and discount will be included in the Fund's net investment income. See "Dividends and Taxes." Principal payments on a GNMA Certificate will be reinvested by the Fund.

The balance of the Fund's assets, other than those invested in GNMA Certificates and options and financial futures contracts as discussed below, will be invested in obligations issued or guaranteed by the United States or by its agencies. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies. Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Some obligations issued or guaranteed by agencies of the U.S. Government are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds). With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons (see "Investment Policies and Techniques--Zero Coupon Government Securities" in the Statement of Additional Information for a discussion of their features and risks) and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality (see "Collateralized Obligations" below).

U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the U.S. Government Securities in the Fund's portfolio, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise the value of the Fund's investments will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions. With respect to U.S. Government Securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. The Fund will not invest in Mortgage-Backed Securities issued by private issuers.

The Fund may also write (sell) and purchase options on securities, index options, financial futures contracts and options on financial futures contracts in connection with attempts to hedge its portfolio investments and not for speculation. See "Additional Investment Information" below.

HIGH YIELD FUND. The primary objective of the High Yield Fund is to achieve the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities which the investment adviser considers consistent with reasonable risk. As a secondary objective, the Fund will seek capital gain where consistent with its primary objective.

The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund intends to invest are commonly referred to as "junk bonds" and normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

There are market and investment risks with any security and the value of an investment in the Fund may fluctuate over time. In seeking to achieve its investment objectives, the Fund will invest in fixed income securities based on the investment manager's analysis without relying on published ratings. The Fund will invest in a particular security if in the view of the investment manager the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case. Investment in high yield securities, while providing greater income and opportunity for gain than investment in higher rated securities, entails relatively greater risk of loss of income and principal. See "Special Risk Factors--High Yield (High Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.

As a secondary objective, the Fund will seek capital gain where consistent with its primary objective. However, the Fund intends to hold portfolio securities to maturity unless yields on alternative investments, based on current market prices, are more attractive than those on securities held in the Fund's portfolio or unless the investment manager determines defensive strategies should be implemented.

The Fund anticipates that under normal circumstances 90 to 100% of its assets will be invested in fixed income securities (debt and preferred stock issues, including convertibles). The Fund may invest in common stocks, rights or other equity securities when consistent with the Fund's objectives, but will generally hold such equity investments only as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities.

The Fund may invest all or a portion of its assets in money market instruments such as obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by Moody's or S&P; commercial paper rated within the two highest grades by either of such rating services; bank certificates of deposit or bankers' acceptances of domestic or Canadian chartered banks having total assets in excess of $1 billion; and any of the foregoing investments subject to short-term repurchase agreements (an instrument under which the purchaser acquires ownership of the underlying obligation and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price). The Fund may also purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts in connection with attempts to hedge its portfolio investments and not for speculation; and it may purchase foreign securities and engage in foreign currency transactions. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below.

INCOME AND CAPITAL FUND. The Income and Capital Fund seeks as high a level of current income as is consistent with prudent investment management, preservation of capital and ready marketability of its portfolio by investing primarily in a diversified portfolio of investment grade debt securities. Specifically, at least 90% of the Fund's assets will be invested in the following categories: (a) corporate debt securities which are rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P; (b) obligations of, or guaranteed by, the United States, its agencies or instrumentalities; (c) obligations (payable in U.S. Dollars) of, or guaranteed by, the government of Canada or any instrumentality or political subdivision thereof; (d) commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P; (e) bank certificates of deposit or bankers' acceptances issued by domestic or Canadian chartered banks having total deposits in excess of $1 billion; (f) options on securities, index options, financial futures contracts and options on financial futures contracts as described under "Additional Investment Information" in connection with attempts to hedge its portfolio investments and not for speculation; and (g) cash and cash equivalents.

There are market and investment risks with any security and the value of an investment in the Fund may fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of the Fund will be achieved. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The Fund may invest up to 10% of its total assets in fixed income securities that are rated below BBB by S&P and Baa by Moody's or are non-rated. For a discussion of lower rated and non-rated securities, commonly referred to as "junk bonds," and related risks, see "Special Risk Factors--High Yield (High
Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information. The Fund may also invest in foreign securities and engage in foreign currency transactions. See "Special Risk Factors--Foreign Securities" below.

MORTGAGE FUND. The Mortgage Fund seeks maximum current return from a portfolio of U.S. Government Securities. Additionally, the Fund may engage in options and financial futures transactions which relate to U.S. Government Securities and may purchase or sell securities on a when-issued or delayed delivery basis. See "Additional Investment Information" below for a discussion of such transactions applicable to the Fund.

As a non-fundamental policy, at least 65% of the Fund's total assets normally will be invested in "Mortgage-Backed Securities." Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"); (b) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement. The dominant issuers or guarantors of Mortgage-Backed Securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue Mortgage-Backed Securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-Backed Securities issued by GNMA, FNMA and FHLMC are considered U.S. Government Securities. The Fund will not invest in Mortgage-Backed Securities issued by private issuers.

U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayment of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

OPPORTUNITY FUND. The Opportunity Fund seeks total return through high current income and capital appreciation. The Fund will invest primarily in fixed income securities and under normal market conditions, the Fund will, invest at least 65% of its total assets in high yield, fixed income securities. The Fund anticipates that under normal conditions approximately 80 to 90% of its total assets will be held in high yield, fixed income securities.

The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund intends to invest are commonly referred to as "junk bonds" and normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

There are market and investment risks with any security and the value of an investment in the Fund may fluctuate over time. In seeking to achieve its investment objective, the Fund will invest in fixed income securities based on the investment manager's analysis without relying on published ratings. The Fund will invest in a particular security if in the view of the investment manager the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case. Investment in high yield securities, while providing greater income and opportunity for gain than investment in higher rated securities, entails relatively greater risk of loss of income and principal. See "Special Risk Factors--High Yield (High Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.

The Fund may invest up to a maximum of 20% of its total assets in common stocks, rights or other equity securities; generally of companies that issue high yield, fixed income securities. The Fund anticipates that under normal circumstances approximately 10% of its total assets will be in equity securities.

The Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed. The Fund anticipates that under normal conditions, the Fund would keep the leverage portion under 10% of its total assets. These borrowings are subject to interest costs which may or may not be recovered by the return received on the securities purchased. Under certain circumstances, the interest costs may exceed the return received on the securities purchased.

To help protect the value of the Fund's portfolio primarily from interest rate fluctuations, the Fund may engage in interest rate swaps and other swap-related products such as interest rate "caps" and "floors." The Fund will enter into these transactions normally to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. There is no assurance that these transactions will be successful. The Fund will not sell interest rate caps or floors that it does not own. See "Additional Investment Information--Interest Rate Swaps and Swap-Related Products" below.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. The Fund may also: (i) purchase foreign securities and engage in foreign currency transactions and (ii) purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below.

SHORT-INTERMEDIATE GOVERNMENT FUND. The Short-Intermediate Government Fund seeks, with equal emphasis, high current income and preservation of capital from a portfolio composed primarily of short and intermediate-term U.S. Government Securities. Under normal market conditions, the Fund will, as a fundamental policy, invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements of U.S. Government Securities. See "Government Fund" above for a discussion of U.S. Government Securities and the risks related to those securities, including the fact that the government guarantee of U.S. Government Securities in the Fund does not guarantee the net asset value of the shares of the Fund.

Under normal market conditions, the Fund will maintain a Dollar-weighted average portfolio maturity of more than two years but less than five years. The maturity of a security held by the Fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that the maturity of a security may be considered to be a shorter period in the case of (a) contractual rights to dispose of a security, because such rights limit the period during which the Fund bears a market risk with respect to the security, and (b) Mortgage-Backed Securities, because of possible prepayment of principal on the mortgages underlying such securities. Short and intermediate-term securities generally are more stable and less susceptible to principal decline than longer term securities. While short and intermediate-term securities in most cases offer lower yields than securities with longer maturities, the Fund will seek to enhance income through limited investment in fixed income securities other than U.S. Government Securities. The investment manager believes that investment in short and intermediate-term securities allows the Fund to seek both high current income and preservation of capital. There is, however, no assurance that the Fund's objective will be achieved. The return and net asset value of the Fund will fluctuate over time.

Up to 35% of the total assets of the Fund may be invested in fixed income securities other than U.S. Government Securities. Such other fixed income securities include: (a) corporate debt securities that are rated at the time of purchase within the four highest grades by either Moody's (Aaa, Aa, A, or Baa) or S&P (AAA, AA, A, or BBB); (b) commercial paper that is rated at the time of purchase within the two highest grades by either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2); (c) bank certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion; and
(d) repurchase agreements with respect to any of the foregoing. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics.

During temporary defensive periods when the investment manager deems it appropriate, the Fund may invest all or a portion of its assets in cash or short-term high quality money market instruments, including short-term U.S.

Government Securities and repurchase agreements with respect to such securities. The yields on these securities tend to be lower than the yields on other securities to be purchased by the Fund.

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may invest in collateralized obligations which, consistent with the limitations reflected above, may be privately issued or may be issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund also may engage in options or financial futures transactions in connection with attempts to hedge its portfolio investments and not for speculation. See "Additional Investment Information" below.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated above, the Diversified Fund may, and the High Yield and Opportunity Funds do, invest a substantial portion of their assets in fixed income securities offering high current income. Subject to its specific investment objective and policies as described above, the Income and Capital Fund may invest up to 10% of its assets in such securities. Such high yield (high risk), fixed income securities ordinarily will be in the lower rating categories (securities rated below the fourth category) of recognized rating agencies or will be non-rated. Lower-rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Accordingly, an investment in the Diversified, High Yield or Opportunity Funds may not constitute a complete investment program and may not be appropriate for all investors.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect each Fund's net asset value.

The investment philosophy of the Diversified, High Yield and Opportunity Funds with respect to high yield (high risk) bonds is based upon the premise that over the long term a broadly diversified portfolio of high yield fixed income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Funds seek to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the Funds invest, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions, a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets, and of such other considerations as the investment manager may deem appropriate. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments as well as futures and options strategies.

High yield (high risk) securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment.

Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Additional information concerning high yield (high risk) securities appears under "Appendix--Portfolio Composition of High Yield Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.

SPECIAL RISK FACTORS--FOREIGN SECURITIES. The Diversified, High Yield, Income and Capital and Opportunity Funds have the discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. These Funds currently limit investment in foreign securities not publicly traded in the United States to 50% of total assets in the case of the Diversified Fund and 25% of total assets in the case of the High Yield, Income and Capital and Opportunity Funds. These Funds may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are not subject to the preceding limitation. In connection with their foreign securities investments, these Funds may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. See "Additional Investment Information--Options and Financial Futures Transactions and Foreign Currency Transactions." The Short-Intermediate Government Fund may, subject to its quality standards, invest in U.S. Dollar-denominated securities of foreign issuers.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

EMERGING MARKETS. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FIXED INCOME. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in securities of foreign issuers in the form of European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European and other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

ADDITIONAL INVESTMENT INFORMATION. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Accordingly, a Fund may sell fixed income securities in anticipation of a rise in interest rates and purchase such securities for inclusion in its portfolio in anticipation of a decline in interest rates. Frequency of portfolio turnover will not be a limiting factor should the investment manager deem it desirable to purchase or sell securities. The portfolio turnover rates for the Funds (except the Opportunity Fund) are listed under "Financial Highlights." It is anticipated that, under normal circumstances, the portfolio turnover rate for the Opportunity Fund will not exceed 300%. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.

A Fund (other than the Adjustable Rate and Short-Intermediate Government Funds) may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of a Fund's portfolio may be relatively short (under 5 years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The effective Dollar-weighted average portfolio maturity of the Adjustable Rate Fund generally will range from less than one year to five years. The effective Dollar-weighted average portfolio maturity of the Short-Intermediate Government Fund generally will be more than two years but less than five years.

The Adjustable Rate, Mortgage and Short-Intermediate Government Funds each may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. A Fund will not borrow for leverage purposes. The Adjustable Rate Fund may pledge up to 15% of its total assets to secure any such borrowings.

The Diversified, Government, High Yield and Income and Capital Funds may each borrow money only for temporary or emergency purposes and not for leverage purposes, and then only in an amount up to 5% of its assets, in order to meet redemption requests without immediately selling any portfolio securities or other assets. These Funds, except for the Government Fund, may not pledge their assets in an amount exceeding the amount of the borrowings secured by such pledge. The Government Fund may pledge up to 7 1/2% of its assets to secure any such borrowings.

The maximum amount that the Opportunity Fund may borrow is one-third of the value of its assets (including the amount borrowed). As a temporary measure for extraordinary or emergency purposes, the Opportunity Fund may borrow money up to one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests without immediately selling any portfolio securities. The Opportunity Fund may also borrow money up to 20% of the value of its total assets (including the amount borrowed) for leverage purposes. See "Investment Objectives, Policies and Risk Factors--Opportunity Fund" above.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities, except that the Mortgage Fund may not purchase illiquid securities if more than 10% of its total assets would be invested in such securities. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of a Fund's limit on illiquid securities. Each Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Funds. Such securities may be illiquid and subject to a Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Fund has adopted certain fundamental investment restrictions which are presented in the Statement of Additional Information and that, together with the investment objective and policies of a Fund (for the Adjustable Rate and Opportunity Funds, however, only those policies specifically designated in this prospectus as fundamental), cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Fund. Policies of the Adjustable Rate and Opportunity Funds that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees of the Fund without shareholder approval.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. As stated above, the Adjustable Rate and Opportunity Funds may engage in interest rate swaps and other swap-related products. Swap agreements can take many different forms and are known by a variety of names. The Adjustable Rate and Opportunity Funds are not limited to any particular form of swap agreement if the investment manager determines it is consistent with a fund's investment objective and policies.

Interest rate swaps are the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to a notional (agreed upon) principal amount, for example, an exchange of floating rate payments for fixed rate payments. Interest rate swaps are generally entered into to permit the party seeking a floating or fixed rate obligation, as the case may be, the opportunity to acquire such obligation at a lower rate than is directly available in the credit market. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

Additional information concerning interest rate swaps and swap-related products is contained in the Statement of Additional Information under "Investment Policies and Techniques--Interest Rate Swaps and Swap-Related Products."

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. A Fund may deal in options on securities and securities indexes, which options may be listed for trading on a national securities exchange or traded over-the-counter. In connection with their foreign securities investments, the Diversified, High Yield, Income and Capital and Opportunity Funds may also purchase and sell foreign currency options.

The Diversified and Mortgage Funds may write (sell) covered call options on up to 100% of net assets and may write (sell) secured put options on up to 50% of net assets. The Adjustable Rate, Government, High Yield, Income and Capital and Opportunity Funds each may write (sell) covered call and secured put options on up to 25% of its net assets. Each such Fund may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during or at the end of the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

A Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Diversified, High Yield, Income and Capital and Opportunity Funds may also engage in foreign currency financial futures transactions. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund and, for each of the Adjustable Rate and Opportunity Funds, the aggregate notional (agreed upon) principal amount of interest rate swaps, would exceed 50% of the total assets of the Fund.

The Funds may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, if a Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts rather than meet margin requirements, distortions in the normal relationship between the underlying assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor.

A Fund may engage in futures transactions only on commodities exchanges or boards of trade. A Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. The Diversified, High Yield, Income and Capital and Opportunity Funds may each invest a limited portion of its assets in securities denominated in foreign currencies. These Funds may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Fund measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in foreign currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Diversified, High Yield, Income and Capital and Opportunity Funds do not intend to enter into forward contracts for the purchase of a foreign currency if they would have more than 15% of the value of their total assets committed to such contracts. The Funds segregate cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures or other derivatives contracts and movements in the prices of the securities or currencies hedged, used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; and (e) the possible non-performance of the counter-party to the derivative contract.

DELAYED DELIVERY TRANSACTIONS. Any of the Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future (not to exceed 120 days from trade date for the Government Fund) in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because a Fund is required to set aside cash or other liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable.

In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities it holds, exceed its net assets.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal

Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Funds' limitations on illiquid securities.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds (other than the Government Fund) may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.

COLLATERALIZED OBLIGATIONS. Subject to its investment objective and policies, a Fund may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, Mortgage-Backed Securities, U.S. Government Securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government Securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government Securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government Securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Fund may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which interest rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

Additional information concerning collateralized obligations is contained in the Statement of Additional Information under "Investment Policies and Techniques--Collateralized Obligations."

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $89 billion under management (including approximately $16 billion in U.S. Government securities). ZKI acts as investment manager for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management.

Zurich Insurance Company ("Zurich") has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and ZKI will be combined with SKI. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZKI under the Investment Company Act of 1940, ZKI sought approval of new agreements. The Funds' boards and shareholders have approved new agreements with SKI. If any remaining contingencies are timely met, the transaction is expected to close December 31, 1997. Zurich will own 69.5% of SKI and senior employees of SKI will hold the remaining 30.5%. SKI will be headquartered in New York City and the chief executive officer of SKI will be Edmond D. Villani, Scudder's president and chief executive officer.

Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by ZKI. The investment management agreements provide that ZKI shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of ZKI, is the sub-adviser for the Diversified, High Yield, Income and Capital and Opportunity Funds. ZIML is an indirect subsidiary of Zurich Insurance Company and has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZKI pays ZIML for its services a sub-advisory fee, payable monthly at the annual rate of .30% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. ZIML is not expected to continue as sub-adviser after the closing of the acquisition of Scudder by Zurich.

Richard L. Vandenberg (since March, 1996) has been a portfolio manager of the Government Fund, the Mortgage Fund and portfolio co-manager with Elizabeth A. Byrnes of the Short-Intermediate Government Fund. Mr. Vandenberg (since March,
1996) and Elizabeth A. Byrnes (since 1994) are portfolio co-managers of the Adjustable Rate Fund. Mr. Vandenberg joined ZKI in March, 1996 and is a Senior Vice President of ZKI and a Vice President of the Government, Mortgage, Adjustable Rate and Short-Intermediate Government Funds. Immediately prior to joining ZKI, he was a senior vice president and portfolio manager of an investment management firm. He received a B.B.A. and M.B.A., both in Finance, Investments and Banking, from the University of Wisconsin, Madison, Wisconsin. Ms. Byrnes joined ZKI in 1982 and is a First Vice President of ZKI and a Vice President of the Adjustable Rate Fund. She received a B.A. from Miami University, Oxford, Ohio.

Michael A. McNamara (since 1990) and Harry E. Resis, Jr. (since 1992) are the portfolio co-managers of the High Yield Fund. Daniel J. Doyle (since 1997), Mr. McNamara (since 1997) and Mr. Resis (since 1997) are the portfolio co-managers of the Opportunity Fund. Mr. Doyle joined ZKI in February 1986 and is First Vice

President of ZKI and a Vice President of the Opportunity Fund. He received a B.S. in Finance from Northern Illinois University, Dekalb, Illinois, and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Mr. Doyle is a Chartered Financial Analyst. Mr. McNamara joined ZKI in February 1972 and is a Senior Vice President of ZKI and a Vice President of the High Yield and Opportunity Funds. He received a B.S. in Business Administration from the University of Missouri, St. Louis, Missouri, and an M.B.A. in Finance from Loyola University, Chicago, Illinois. Mr. Resis joined ZKI in June, 1988 and is currently a Senior Vice President of ZKI and a Vice President of the High Yield and Opportunity Funds. He received a B.A. in Finance from Michigan State University, East Lansing, Michigan.

Robert Cessine is the portfolio manager (since 1994) and a Vice President of the Income and Capital Fund. Mr. Cessine joined ZKI in 1993 and is a Senior Vice President of ZKI and director of investment grade corporate and sovereign bond research. Before joining ZKI in 1993, Mr. Cessine was a senior corporate bond analyst and chairman of the bond selection committee of an investment management company. He received a B.S. in Economics from the University of Wisconsin, Madison, Wisconsin, an M.S. in Agricultural and Resource Economics from the University of Maryland, Baltimore/College Park, Maryland and an M.S. in Finance from the University of Wisconsin, Madison, Wisconsin. Mr. Cessine is a Chartered Financial Analyst.

Diversified Income Fund is managed by a team of portfolio managers who are specialists in the basic sectors in which it invests. Messrs J. Patrick Beimford, Jr., Robert S. Cessine, Michael A. McNamara, Harry E. Resis, Jr., Jonathan W. Trutter and Richard L. Vandenberg are the members of the team. Mr. Beimford joined ZKI in April 1976 and is currently an Executive Vice President of ZKI and a Vice President of the Diversified Fund. He received a B.S.I.M. in Business from Purdue University, West Lafayette, Indiana, and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Mr. Beimford is a Chartered Financial Analyst. Mr. Trutter has an A.B. with dual majors in East Asian Languages and International Relations from the University of Southern California, Los Angeles California and an M.B.A. from Kellogg Graduate School of Management at Northwestern University, Chicago, Illinois. He is also a Certified Public Accountant. See above for information on the background of Messrs. Cessine, McNamara, Resis and Vandenberg.

The Funds pay ZKI investment management fees, payable monthly, at the annual rates shown below.

                                               ADJUSTABLE RATE, INCOME       DIVERSIFIED
                                                AND CAPITAL, MORTGAGE            AND
         AVERAGE DAILY NET ASSETS            AND SHORT-INTERMEDIATE GOV'T    HIGH YIELD     GOVERNMENT   OPPORTUNITY
         ------------------------            ----------------------------    -----------    ----------   -----------
$0 - $250 million..........................              .55%                    .58%          .45%          .65%
$250 million - $1 billion..................              .52                     .55           .43           .62
$1 billion - $2.5 billion..................              .50                     .53           .41           .60
$2.5 billion - $5 billion..................              .48                     .51           .40           .58
$5 billion - $7.5 billion..................              .45                     .48           .38           .55
$7.5 billion - $10 billion.................              .43                     .46           .36           .53
$10 billion - $12.5 billion................              .41                     .44           .34           .51
Over $12.5 billion.........................              .40                     .42           .32           .49

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZKI, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and each Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

CLASS A SHARES. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.

CLASS B SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

CLASS C SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of
 .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

RULE 12B-1 PLAN. Since each distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. As of December 1997, each Fund's Rule 12b-1 Plan has been separated from its distribution agreement. The table below shows amounts paid in connection with each Fund's Rule 12b-1 Plan during its 1997 fiscal year (except the Opportunity Fund, which commenced operations on October 1, 1997).

                                                                  DISTRIBUTION FEES       CONTINGENT DEFERRED
                                     DISTRIBUTION EXPENSES           PAID BY FUND          SALES CHARGES PAID
                                    INCURRED BY UNDERWRITER         TO UNDERWRITER           TO UNDERWRITER
                                   --------------------------   ----------------------   ----------------------
              FUND                   CLASS B         CLASS C     CLASS B       CLASS C    CLASS B       CLASS C
              ----                   -------         -------     -------       -------    -------       -------
Adjustable Rate.................   $   676,000         96,000      51,000        9,000      31,000           0
Diversified.....................   $ 5,084,000        348,000   2,148,000       83,000     419,000       5,000
Government......................   $ 1,540,000        171,000     528,000       62,000     234,000       1,000
High Yield......................   $26,641,000      2,833,000   8,925,000      657,000   1,473,000      58,000
Income and Capital..............   $ 1,363,000        185,000     600,000       53,000     211,000       2,000
Mortgage........................   $ 1,121,000         60,000   6,685,000       16,000   1,362,000       1,000
Short-Intermediate Government...   $   558,000        155,000   1,071,000       34,000     327,000       3,000

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to administrative services agreements ("administrative agreements"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of such Fund. With respect to Class A shares, KDI then pays each firm a service fee at an annual rate of (a) up to .15% of net assets (.25% for the Mortgage and Short-Intermediate Government Funds) of those accounts that it maintains and services for each Fund attributable to shares acquired prior to October 1, 1993, and (b) up to .25% of net assets of those accounts that it maintains and services for each Fund attributable to Class A shares acquired on or after October 1, 1993. With respect to Class B shares and Class C shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of net assets of those accounts in the Fund that it maintains and services attributable to Class B shares and Class C shares, respectively. Firms to which service fees may be paid include affiliates of KDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or a Fund. The fees are calculated monthly and normally paid quarterly.

CLASS B AND CLASS C SHARES. KDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to Class A shares (except for the Mortgage and Short-Intermediate Government Funds), the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. For Funds that invest in foreign securities, The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside the United States. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Funds and as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of shareholder service agent fees payable to the Shareholder Service Agent, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. ZKI and ZIML place all orders for purchases and sales of a Fund's securities. Subject to seeking best execution of orders, ZKI and ZIML may consider sales of shares of a Fund and other funds managed by ZKI or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually.

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Fund from securities held more than 12 months but not more than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Diversified, High Yield or Opportunity Funds may qualify for the dividends received deduction available to corporate shareholders. However, it is anticipated that only a small portion, if any, of the dividends paid by such Funds will so qualify. No portion of the dividends paid by the Adjustable Rate, Government, Income and Capital, Mortgage or Short-Intermediate Government Funds will qualify for the dividends received deduction.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Fund dividends that are derived from interest on direct (but not guaranteed) obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In other states, arguments can be made that such distributions should be exempt from state and local taxes based on federal law, 31 U.S.C. Section 3124, and the U.S. Supreme Court's interpretation of that provision in AMERICAN

BANK AND TRUST CO. v. DALLAS COUNTY, 463 U.S. 855 (1983). Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRAs") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes, including information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes, including information regarding any foreign taxes and credits. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE

For each Fund, the net asset value per share is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Equity options are valued at the last sale price unless the bid price is higher or the ask price is lower, in which event such bid or asked price is used. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options, swap agreements and swap-related products are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of a Fund investing in foreign securities does not necessarily take place contemporaneously with the determination of the prices of the Fund's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining the net asset value of a Fund investing
                                       38
in foreign securities, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                 ANNUAL 12B-1 FEES
                                              (AS A % OF AVERAGE DAILY
                     SALES CHARGE                   NET ASSETS)                  OTHER INFORMATION
          ----------------------------------  ------------------------   ----------------------------------
Class A   Maximum initial sales charge of          None                  Initial sales charge waived or
          4.5% of the public offering price                              reduced for certain purchases
          (3.5% for the Adjustable Rate and
          Short-Intermediate Government
          Funds)
Class B   Maximum contingent deferred sales       0.75%                  Shares convert to Class A shares
          charge of 4% of redemption                                     six years after issuance
          proceeds; declines to zero after
          six years
Class C   Contingent deferred sales charge        0.75%                  No conversion feature
          of 1% of redemption proceeds for
          redemptions made during first year
          after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. In order to begin accruing income dividends as soon as possible, purchasers may wire payment to United Missouri Bank of Kansas City, N.A., 10th and Grand Avenue, Kansas City, Missouri 64106.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers of the Adjustable Rate and Short-Intermediate Government Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

            ADJUSTABLE RATE AND SHORT-INTERMEDIATE GOVERNMENT FUNDS

                                                                                       Sales Charge
                                                               -------------------------------------------------------------
                                                                                           As a                 Allowed to
                                                                    As a               Percentage of           Dealers as a
                                                               Percentage of             Net Asset            Percentage of
                                                               Offering Price             Value*              Offering Price
Amount of Purchase                                             --------------          -------------          --------------
Less than $100,000.........................................         3.50%                  3.63%                   3.00%
$100,000 but less than $250,000............................         3.00                   3.09                    2.50
$250,000 but less than $500,000............................         2.50                   2.56                    2.25
$500,000 but less than $1 million..........................         2.00                   2.04                    1.75
$1 million and over........................................          .00**                  .00**                   ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed below.

The public offering price of Class A shares for purchasers of the Diversified, Government, High Yield, Income and Capital, Mortgage and Opportunity Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

     DIVERSIFIED, GOVERNMENT, HIGH YIELD, INCOME AND CAPITAL, MORTGAGE AND
                               OPPORTUNITY FUNDS

                                                                                       Sales Charge
                                                               -------------------------------------------------------------
                                                                                           As a                 Allowed to
                                                                    As a               Percentage of           Dealers as a
                                                               Percentage of             Net Asset            Percentage of
                                                               Offering Price             Value*              Offering Price
Amount of Purchase                                             --------------          -------------          --------------
Less than $100,000.........................................         4.50%                  4.71%                   4.00%
$100,000 but less than $250,000............................         3.50                   3.63                    3.00
$250,000 but less than $500,000............................         2.60                   2.67                    2.25
$500,000 but less than $1 million..........................         2.00                   2.04                    1.75
$1 million and over........................................          .00**                  .00**                   ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which ZKI or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET AL., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families, and (d) any trust or pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund Class A shares may purchase Fund shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. Class B shareholders of the Funds who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares originally representing Initial Shares of a KIP Portfolio will automatically convert to Class A shares of the applicable Fund six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KSvC in acknowledgement of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, effective January 1998, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if ZKI deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

 YEAR OF                                                                   CONTINGENT
REDEMPTION                                                                  DEFERRED
  AFTER                                                                      SALES
 PURCHASE                                                                    CHARGE
----------                                                                 ----------
 First.................................................................        4%
 Second................................................................            3%
 Third.................................................................            3%
 Fourth................................................................            2%
 Fifth.................................................................            2%
 Sixth.................................................................            1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:

                                                       CONTINGENT DEFERRED SALES CHARGE
        YEAR OF             ---------------------------------------------------------------------------------------
       REDEMPTION                                           SHARES PURCHASED ON OR AFTER
         AFTER              SHARES PURCHASED ON OR AFTER    FEBRUARY 1, 1991 AND BEFORE     SHARES PURCHASED BEFORE
        PURCHASE                   MARCH 1, 1993                   MARCH 1, 1993               FEBRUARY 1, 1991
       ----------           ----------------------------    ----------------------------    -----------------------
First...................                 4%                              3%                            5%
Second..................                 3%                              3%                            4%
Third...................                 3%                              2%                            3%
Fourth..................                 2%                              2%                            2%
Fifth...................                 2%                              1%                            2%
Sixth...................                 1%                              1%                            1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age
70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to

10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1997 will be eligible for the second year's charge if redeemed on or after December 1, 1998. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES -- COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Fund, Inc., Kemper Value+Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and
(c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES -- LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

CLASS A SHARES -- CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES -- AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features --Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50 maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

- Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by ZKI may also advertise performance information before and after the effect of the fee waiver or expense absorption.

A Fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one year period. Net investment income is assumed to be compounded semiannually when it is annualized.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The yield or price volatility of a Fund (particularly the Adjustable Rate Fund) may be compared to various securities, such as U.S. Government Securities, or indexes, such as the COFI referred to above or the Constant Maturity Treasury Index ("CMT") published by the Federal Reserve Board. A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Objectives, Policies and Risk Factors--Additional Investment Information," option writing can limit the potential for capital appreciation.

Class A shares of each Fund are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Adjustable Rate and Short-Intermediate Government Funds). While the maximum sales charge is normally reflected in a Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.

CAPITAL STRUCTURE

The Adjustable Rate, Diversified, Government, Income and Capital Funds, and High Yield Series are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Adjustable Rate Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. Prior to January 1, 1992, the Fund was known as "Kemper Enhanced Government Income Fund." The Diversified Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Option Income Fund, Inc., a Maryland corporation organized in 1977. Prior to February 1, 1989, the Fund was known as "Kemper Option Income Fund." The Government Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper U.S. Government Securities Fund, Inc., a Maryland corporation (formerly known as Kemper Fund For Government Guaranteed Securities, Inc.) organized in 1980 as successor to a Pennsylvania business trust organized in 1977. The High Yield and Opportunity Funds are separate series, or "Portfolios," of Kemper High Yield Series. The High Yield Series was organized as a business trust under the laws of Massachusetts on October 24, 1985 with a single portfolio. Effective January 31, 1986, that Trust, pursuant to a reorganization succeeded to the assets and liabilities of Kemper High Yield Fund, Inc., a Maryland corporation organized in 1977. Prior to October 1, 1997, the Trust was known as Kemper High Yield Fund. The Income and Capital Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Income and Capital Preservation Fund, Inc., a Maryland corporation organized in 1972. The Mortgage and Short-Intermediate Government Funds are separate series, or "Portfolios", of Kemper Portfolios ("KP"), an open-end management investment company organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective November 20, 1987, KP pursuant to a reorganization succeeded to the assets and liabilities of Investment Portfolios, Inc., a Maryland corporation organized on March 26, 1982. After such reorganization, KP was known as Investment Portfolios until February 1, 1991, and thereafter until May 28, 1994, as Kemper Investment Portfolios, when the name of KP became "Kemper Portfolios." Until December 1, 1989, the Mortgage Fund was known as the "Government Plus Portfolio" and prior to May 28, 1994, the Mortgage

Fund was known as the "Government Portfolio." Prior to May 28, 1994, the Short-Intermediate Government Fund was known as the Short-Intermediate Government Portfolio.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each Trust may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Portfolios, each is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of ZKI and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Shares of each Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Portfolio's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Trust, shareholders may remove trustees. If shares of more than one Portfolio for any Trust are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

APPENDIX--PORTFOLIO COMPOSITION OF HIGH YIELD BONDS

The table below reflects the composition by quality rating of the portfolios of the Diversified, High Yield and Opportunity Funds. Percentages for each Fund reflect the net asset weighted average of the percentage for each category on the last day of each month in the twelve month period ended October 31, 1997 (the one-month period for the Opportunity Fund). The table reflects the percentage of total net assets represented by fixed income securities rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), by unrated fixed income securities and by other assets. The percentage shown reflects the higher of the Moody's or S&P rating. U.S. Government securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Cash equivalents include money market instruments, repurchase agreements, net payables and receivables, treasuries with a maturity of less than one year and cash. Other assets include options, financial futures contracts and equity securities. As noted under "Investment Objectives, Policies and Risk Factors" the Diversified, High Yield and Opportunity Funds invest in high yielding, fixed income securities without relying upon published ratings. The allocations in the table are not necessarily representative of the composition of the portfolios at other times. Portfolio composition will change over time.

END OF THE MONTH COMPOSITION OF PORTFOLIO BY QUALITY AS AN AVERAGE PERCENTAGE OF
                 NET ASSETS (NOVEMBER 1, 1996-OCTOBER 31, 1997)

           MOODY'S/S&P RATING                 DIVERSIFIED      HIGH YIELD      OPPORTUNITY         GENERAL DEFINITION OF
                CATEGORY                         FUND             FUND            FUND                  BOND QUALITY
           ------------------                 -----------      ----------      -----------         ---------------------
Cash Equivalents........................           (1)%             5%              12%
Aaa/AAA.................................           50               2                0          Highest quality
Aa/AA...................................            0               0                0          High quality
A/A.....................................            3               0                0          Upper medium grade
Baa/BBB.................................            4               1                0          Medium grade
Ba/BB...................................           11              16                8          Some speculative elements
B/B.....................................           27              68               75          Speculative
Caa/CCC.................................            1               3                0          More speculative
Ca/CC, C/C..............................            0               0                0          Very speculative
D.......................................            0               0                0          In default
Not Rated...............................            3               4                4
Other Assets............................            0               1                1
                                                  ---             ---              ---
Net Assets..............................          100%            100%             100%

The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth under "Appendix--Ratings of Investments" in the Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                                  PROSPECTUS




                             KEMPER INCOME FUNDS



                              DECEMBER 30, 1997



                                --------------

                            KEMPER ADJUSTABLE RATE
                             U.S. GOVERNMENT FUND

                        KEMPER DIVERSIFIED INCOME FUND

                            KEMPER U.S. GOVERNMENT
                               SECURITIES FUND

                            KEMPER HIGH YIELD FUND


                              KEMPER HIGH YIELD
                               OPPORTUNITY FUND


                          KEMPER INCOME AND CAPITAL
                              PRESERVATION FUND

                          KEMPER U.S. MORTGAGE FUND

                          KEMPER SHORT-INTERMEDIATE
                               GOVERNMENT FUND
                                --------------


                                    KEMPER
                                [KEMPER LOGO]

[KEMPER LOGO]           Investment Manager
                        Zurich Kemper Investments, Inc.

                        Principal Underwriter
                        Kemper Distributors, Inc.
                        222 South Riverside Plaza
                        Chicago, IL  60606-5808
                        www.kemper.com  E-mail info@kemper.com
                        Tel (800) 621-1048


KFIF-1 (12/97)           [RECYCLED PAPER LOGO]

KDI712237